UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number        811-03287

                         New Alternatives Fund

(Exact name of registrant as specified in charter)

150 Broadhollow Road, Suite PH2

                             Melville, New York 11747

(Address of principal executive offices) (Zip code)

David J. Schoenwald, President

New Alternatives Fund

150 Broadhollow Road, Suite PH2

                             Melville, New York 11747

(Name and address of agent for service)

Registrant’s telephone number, including area code:  631-423-7373

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

New Alternatives Fund A SOCIALLY RESPONSIBLE MUTUAL FUND EMPHASIZING ALTERNATIVE ENERGY AND THE ENVIRONMENT

SEMI-ANNUAL

FINANCIAL REPORT

INVESTOR SHARES: NAEFX

CLASS A SHARES: NALFX

JUNE 30, 2018

(Unaudited)

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a prospectus for the Fund.

THE FUND	150 Broadhollow Road	Melville, New York 11747	(800) 423-8383	(631) 423-7373
BNY Mellon Investment Servicing (US) Inc.	PO Box 9794	Providence, RI 02940	(800) 441-6580	(610) 382-7819
Overnight Address	4400 Computer Drive	Westborough, MA 01581
Foreside Funds Distributors LLC	400 Berwyn Park,	Berwyn, PA 19312
899 Cassatt Road

Recycled Paper

NEW ALTERNATIVES FUND

SHAREHOLDER LETTER

Dear Shareholders,

Fund Performance: The first half of 2018 was challenging for New Alternatives Fund and renewable energy development in general. While the news was full of stories about economic and employment growth, the reality was that broad market advances slowed down and, in some cases, stagnated in the new year. Slowly rising interest rates also served to cool off the “hot” economy, particularly the energy sector, which tends to be debt sensitive.

The Net Asset Value (“NAV”) of New Alternatives Fund’s Class A Shares was $55.54 on January 1, 2018 and closed at $54.24 on June 29, 2018. The Fund’s Investor Shares opened at a NAV of $55.41 on January 1, 2018 and closed at $54.05 on June 29, 2018. The Fund’s net assets deceased from approximately $213,079,428 on December 31, 2017 to approximately $193,364,897 on June 29, 2018 due to depreciation of the Fund’s holdings and a continuing trend of shareholder redemptions during the first six months of the year ending on June 30, 2018.

During the period from January 1, 2018 to June 30, 2018, the number of the Fund’s Class A Shares outstanding decreased from 3,777,599 to 3,500,529 for a net loss of 277,070 shares. During that same period, the Fund added a net total of 5,625 Investor Shares increasing the number of those shares from 59,105 to 64,730.

Just over 42.5 percent of the Fund’s investments at June 30, 2018 were in U.S. based companies, including 11 percent held in cash at U.S. banks and credit unions. This is down slightly from 44 percent on December 31, 2017. European companies comprised approximately 32.2 percent of the Fund’s holdings (with 17.8 percent priced in Euros); followed by Canada, 18 percent; and Asia, 7.3 percent. Details concerning the countries represented in the Fund’s investment portfolio are contained on the chart on page 11.

Portfolio Holdings and Changes: Slowly, over the course of the last 2 to 3 years, the Fund had become over weighted with “YieldCos.” These are renewable energy development companies, many of them sponsored and underwritten by larger general utilities. We invested in these companies because they were among the strongest drivers of the growth of wind and solar power as a component of the electric power generation in the U.S. and internationally to a lesser extent. They also tended to pay generous dividends. We were focused on these companies as part of a strategy to provide more income to shareholders and, we hoped, to reverse the continuing redemptions of the Fund’s Class A Shares. We also sold off some existing holdings to raise the cash needed to meet these redemptions. We continue to believe that these YieldCos are good investments, but we realized that the Fund had become too over weighted in too few issuers. Toward the end of the second quarter of this year, we began a gradual reduction of our YieldCo holdings and started adding new companies to the Fund’s portfolio to broaden our exposure to a wider range of renewable energy and energy conservation issuers. We expect to continue this process and also believe it will make the Fund less volatile going forward.

NEW ALTERNATIVES FUND

SHAREHOLDER LETTER

From January 1, 2018 to June 30, 2018, we completely sold our shares of three companies: 8Point3 Energy Partners LP (one of the YieldCos); Elecnor SA, a Spanish engineering firm that built and maintained renewable energy generation facilities and related infrastructure; and Johnson Controls, International, an Ireland based company that manufacturers energy management systems for buildings and automotive systems.

Additionally, we reduced our holdings in Panasonic Corporation (Japan), Atlantica Yield PLC (Great Britain), Avangrid, Inc., Brookfield Renewable Energy Partners LP (Canada), EDP Renovaveis SA (Spain/Portugal), NextEra Energy Partners LP, NRG Yield, Inc., TerraForm Power, Inc., Siemens Gamesa Renewable Energy SA (Spain), Hannon Armstrong Sustainable Infrastructure Capital, Inc., and Koninklijke Philips NV (Netherlands). Atlantica Yield, NextEra Energy Partners, NRG Yield and TerraForm Power are all YieldCos.

We added a significant (for us, anyway) number of new companies to the Fund’s portfolio during the second quarter of 2018. One of our goals was to re-establish a greater diversification of investments in sectors where we were underweighted including solar manufacturing, recycling, energy storage and management, energy conservation, and electric grid infrastructure.

The new companies in the Fund include:

Boralex, Inc., a Canadian based renewable energy (wind, solar, hydro) developer and operator with projects primarily in Canada, the U.S. and France;

First Solar, Inc., a major U.S. solar cell manufacturer and solar project developer;

Kyocera Corp., a Japanese based semiconductor and solar cell manufacturer;

Ingersoll-Rand PLC, a Ireland based manufacturer of energy management systems for buildings and transportation;

Shimano, Inc., a Japanese developer, manufacturer and distributor of bicycle components and an electric bike developer;

Signify, NV, a Netherlands based developer, producer and distributor of energy efficient lighting systems (formerly the lighting division of Koninklijke Philips NV);

Sims Metal Management Ltd., a Australia based metal and electronic waste recycling company;

Terna Rete Elettrica Nazionale SPA, an Italian developer and operator of electric transmission systems and renewable energy projects.

Gainers and Losers: Unlike 2017, fewer companies experienced an increase in their share price from January 1, 2018 to June 30, 2018 and generally saw relatively modest gains, except for EDP Renovaveis whose share price rose 28.2 percent. Other company shares increasing in price included: Orsted A/S (Denmark-global offshore wind project developer and operator), up 13 percent; Koninklijke Philips, up 11.8 percent; Tesla, Inc., up 10.15 percent; NextEra Energy Partners, up 8.26 percent; Northland

NEW ALTERNATIVES FUND

SHAREHOLDER LETTER

Power, Inc. (Canada), up 5.05 percent; Avangrid, Inc., up 4.65 percent; Acciona SA (Spain), up 4.23 percent; Infratil Ltd. (New Zealand), up 1.81 percent; and Tilt Renewables Ltd., (New Zealand), up 0.98 percent.

Companies losing share value weighed more heavily on the Fund’s portfolio during this period. These firms included: Owens Corning, Inc., down 31 percent; Hannon Armstrong Sustainable Infrastructure Capital, down 17.9 percent; Brookfield Renewable Energy Partners, down 13.9 percent; Pattern Energy Group, Inc., down 12.75 percent; NRG Yield, Inc.-Class A shares, down 12.43 percent; NRG Yield, Inc.-Class C shares, down 9 percent; Panasonic Corp., down 8.3 percent; Vestas Wind Systems A/S (Netherlands), down 7.88 percent; TransAlta Renewables, Inc. (Canada), down 7.9 percent; and American Water Works Co., Inc., down 6.7 percent.

Cash Holdings: We increased the cash position of the Fund to 11.3 percent to meet the continuing redemptions and as a defensive move in an uncertain market period. A portion of this cash is invested in a series of Certificates of Deposit (CDs) at socially responsible banks and local credit unions.

The Fund’s Web Site: We continue to post quarterly updates on the Fund’s holdings and all relevant Fund documents on our web site at: www.newalternativesfund.com. We encourage all shareholders to create an on-line account log-on which is available through a link on our web site. When you access the web site, go to the “Open An Account” link on the selection bar and follow the instructions to create your account access. You can use this link to open an account, purchase or redeem shares, check the current balance of your account, sign up for e-delivery of reports and documents, and perform account maintenance such as address changes.

ShareholderComments:Wecontinuetoreceive,useandwelcomeadviceandcommentsfromshareholders. You can contact us by e-mail at: info@newalternativesfund.com, regular “snail mail” or give us a call at 800-423-8383 or 631-423-7373.

David Schoenwald

Murray Rosenblith

August 27, 2018

This letter is intended to give you a feeling of what we have been doing and why we do it. For more complete and official data, please see the rest of this Semi-Annual Report, our last Annual Report of December 31, 2017 and our most recent Prospectus, dated April 30, 2018. This letter is intended to be responsive to the interests of our existing shareholders.

The Principal Underwriter is Foreside Funds Distributors LLC and the Co-Distributor is Accrued Equities, Inc.

Risk Disclosure: Investments in alternative energy and companies with environmental products are subject to political priorities and changing government regulation. For example, should the government reduce environmental regulation or its enforcement, then companies that produce products designed

NEW ALTERNATIVES FUND

SHAREHOLDER LETTER

to provide a clean environment, in which we invest, are less likely to prosper. Potential advantages of alternative energy may be slow in development and recognition. Part of the Fund portfolio may include small developing companies where risks are normally higher. The Fund may invest a portion of its assets in the securities of foreign companies, including depository receipts traded on U.S. exchanges but representing shares of foreign companies. Foreign investment has risks arising from currency exchange rate fluctuations, tax policies and political changes. Under normal market conditions, at least 25% of the Fund’s total assets will be invested in equity securities of companies in the Alternative Energy industry. A downturn in this group of industries would have a larger impact on the Fund than on a fund that does not concentrate its investments.

NEW ALTERNATIVES FUND

FUND EXPENSE EXAMPLE

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs such as the sales charge and redemption fees; and (2) ongoing costs, including management fees, distribution (i.e., Rule 12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period shown (January 1, 2018) and held for the entire six months ended June 30, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Six Months Ended June 30, 2018” to estimate the expenses you paid on your account during this period.

Note: The Fund’s Transfer Agent, BNY Mellon Investment Servicing (US) Inc., charges an annual IRA maintenance fee of $20 for IRA accounts. That fee is not reflected in the accompanying table.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the sales charge, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

NEW ALTERNATIVES FUND

FUND EXPENSE EXAMPLE

(Unaudited)

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Six Months Ended June 30, 2018

Class A Shares *
Actual	$1,000.00	$ 976.60	$5.29
Hypothetical
(assumes 5% return before expenses)	$1,000.00	$1,019.44	$5.41
Investor Shares **
Actual	$1,000.00	$ 975.40	$6.51
Hypothetical
(assumes 5% return before expenses)	$1,000.00	$1,018.20	$6.66

*

Expenses are equal to the annualized expense ratio of the Fund’s Class A Shares for the six-month period of 1.08%, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half year, then divided by the days in the year (365) to reflect the half year period. The Class A Shares’ ending account value on the first line in the table is based on its actual total return of (2.34)% for the six-month period of January 1, 2018 to June 30, 2018.

**

Expenses are equal to the annualized expense ratio of the Fund’s Investor Shares for the six-month period of 1.33%, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half year, then divided by the days in the year (365) to reflect the half year period. The Investor Shares’ ending account value on the third line in the table is based on its actual total return of (2.46)% for the six-month period of January 1, 2018 to June 30, 2018.

NEW ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS

June 30, 2018

(Unaudited)

Sector Diversification	% of Net Assets	Value

Common Stocks
Alternate Energy:
Renewable Energy Power Producers & Developers	63.4%	$122,487,473
Wind Turbines	9.3	18,020,018
Energy Storage	4.7	9,102,375
Solar Photovoltaic	0.4	823,300
Sustainable Energy Financial Services	5.0	9,677,500
Energy Conservation	3.4	6,657,350
Water Utilities	1.1	2,134,500
Energy Conservation & Energy Management	0.9	1,758,456
Transportation	0.4	710,825
Recycling & Waste Management	0.1	240,600
Warrants	0.0	—
Certificates of Deposit	0.3	500,000
Other Assets in Excess of Liabilities	11.0	21,252,500

Net Assets	100.0%	$193,364,897

Top Ten Portfolio Issuers

June 30, 2018

(Unaudited)

Name	% of Net Assets

Avangrid, Inc	5.2%
Brookfield Renewable Partners LP (Bermuda/Canada)	5.1
Hannon Armstrong Sustainable Infrastructure Capital, Inc., REIT	5.0
Innergex Renewable Energy, Inc	4.9
EDP Renovaveis SA (Spain/Portugal)	4.9
Atlantica Yield PLC	4.9
Pattern Energy Group, Inc., Class A	4.8
TerraForm Power, Inc.,	4.8
Nextera Energy Partners LP	4.8
Vestas Wind Systems A/S	4.8

Total Top Ten	49.2%

Portfolio holdings are subject to change, risk and may not represent current compositions of the portfolio.

NEW ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS

June 30, 2018

(Unaudited)

	Shares	Value

COMMON STOCKS – 88.7%
Alternate Energy — 77.8%
Energy Storage — 4.7%
Panasonic Corp. (Japan) SP ADR	675,000	$9,102,375

		9,102,375

Renewable Energy Power Producers & Developers — 63.4%
Acciona SA (Spain)	100,000	8,282,047
Atlantica Yield PLC (Great Britain)*	465,000	9,383,700
Avangrid, Inc.	190,000	10,056,700
Boralex, Inc., Class A (Canada)	75,000	1,201,460
Brookfield Renewable Partners LP (Bermuda/Canada)	325,000	9,766,250
EDP Renovaveis SA (Spain/Portugal)	900,000	9,385,620
Infratil Ltd. (New Zealand)	500,000	1,144,638
Innergex Renewable Energy, Inc. (Canada)	900,000	9,432,000
Nextera Energy Partners LP*	200,000	9,334,000
Northland Power, Inc. (Canada)	300,000	5,613,090
NRG Yield, Inc., CLASS A*	330,000	5,626,500
NRG Yield, Inc., CLASS C*	225,000	3,870,000
Orsted A/S (Denmark)	150,000	9,075,306
Pattern Energy Group, Inc., Class A*	500,000	9,375,000
TerraForm Power, Inc., Class A*	800,302	9,363,533
Tilt Renewables Ltd. (New Zealand)	500,000	701,006
TransAlta Renewables, Inc. (Canada)	950,000	8,963,250
Trustpower Ltd. (New Zealand)	500,000	1,913,373

		122,487,473

Solar Photovoltaic — 0.4%
First Solar, Inc.**	5,000	263,300
Kyocera Corp. (Japan) SP ADR	10,000	560,000

		823,300

Wind Turbines — 9.3%
Siemens Gamesa Renewable Energy SA (Spain)	650,000	8,733,111
Vestas Wind Systems A/S (Denmark)	150,000	9,286,907

		18,020,018

Total Alternate Energy		150,433,166

Sustainable Energy Financial Services — 5.0%
Hannon Armstrong Sustainable Infrastructure Capital, Inc., REIT	490,000	9,677,500

		9,677,500

Energy Conservation — 3.4%
Koninklijke Philips NV (Netherlands)	150,000	6,340,500
Owens Corning, Inc.	5,000	316,850

		6,657,350

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2018

(Unaudited)

	Shares	Value

Water Utilities — 1.1%
American Water Works Co., Inc.	25,000	$ 2,134,500

		2,134,500

Energy Conservation & Energy Management — 0.9%
Ingersoll-Rand PLC (Ireland)	5,000	448,650
Signify NV (Netherlands)	40,000	1,039,343
Terna Rete Elettrica Nazionale SPA (Italy)	50,000	270,463

		1,758,456

Transportation — 0.4%
Shimano, Inc. (Japan) SP ADR	25,000	367,875
Tesla, Inc.**	1,000	342,950

		710,825

Recycling & Waste Management — 0.1%
Sims Metal Management Ltd. (Australia) SP ADR	20,000	240,600

		240,600

Total Common Stocks (Cost $162,582,984)		171,612,397

WARRANTS – 0.0%

Alternate Energy — 0.0%
Abengoa SA, Class B Exp. 2025 (Spain)^**	500,000	—

Total Warrants (Cost $4,204)		—

	Par

CERTIFICATES OF DEPOSIT – 0.3%

Socially Concerned Banks — 0.3%
Alternatives Federal Credit Union savings account 0.20% due 01/14/19	$ 100,000	100,000
Carver Federal Savings Bank 0.25% due 12/22/18	100,000	100,000
People’s United Bank 0.30% due 12/01/18	100,000	100,000
Self Help Credit Union 1.30% due 12/30/18	100,000	100,000
Urban Partnership Bank 0.30% due 01/28/19	100,000	100,000

Total Certificates of Deposit (Cost $500,000)		500,000

TOTAL INVESTMENTS (Cost $163,087,188) — 89.0%		172,112,397
Other Assets in Excess of Liabilities — 11.0%		21,252,500

Net Assets — 100.0%		$193,364,897

*	These entities are commonly known as “Yieldco’s”.

^	An investment with a value of $0 or 0.0% of the Fund’s net assets was valued by the Fund’s investment advisor.

**	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2018

(Unaudited)

LP	-Limited Partnership
PLC	-Public Limited Company
REIT	-Real Estate Investment Trust
SP ADR	-Sponsored American Depositary Receipts

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS (Concluded)

June 30, 2018

(Unaudited)

Country Portfolio Issuers

Country	% of Net Assets

United States	31.5%
Canada	18.0
Spain	13.7
Denmark	9.5
Japan	5.2
Great Britain	4.9
Netherlands	3.8
New Zealand	2.0
Ireland	0.2
Italy	0.1
Australia	0.1
Other Assets/Liabilities	11.0

100.0%

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2018

(Unaudited)

ASSETS

Investment securities at fair value (cost: $163,087,188) (Notes 2A and 7)	$172,112,397
Cash	20,382,072
Receivables:
Investments sold	2,935,621
Capital shares subscribed	116,344
Dividends	705,744
Tax reclaims	309,004
Prepaid insurance and registration	37,690

Total Assets	196,598,872

LIABILITIES

Payables:
Due to custodian in foreign currency (Cost $44,288)	44,687
Investments purchased	2,730,268
Capital shares reacquired	274,331
Management fees	89,560
Transfer agent fees	37,284
Postage and printing fees	30,560
Custodian fees	13,261
12B-1 fees	712
Accrued expenses and other liabilities	13,312

Total Liabilities	3,233,975

Net Assets	$193,364,897

ANALYSIS OF NET ASSETS

Net capital paid in shares of capital shares	$179,574,842
Distributions in excess of net investment income	(850,329)
Accumulated net realized gain on investments and foreign currency transactions	5,607,438
Net unrealized appreciation on investments	9,025,209
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	7,737

Net Assets	$193,364,897

Class A Shares:
Net Assets	$189,866,103
Net asset value and redemption price per share ($189,866,103/3,500,529) shares of outstanding beneficial interest, unlimited authorization, no par value	$54.24*

Maximum offering price per share (100/96.50 of $54.24)	$56.21

Investor Shares:
Net Assets	$3,498,794
Net asset value, offering and redemption** price per share ($3,498,794/64,730) shares of outstanding beneficial interest, unlimited authorization, no par value	$54.05*

*

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes may differ from the net asset value for shareholder transactions.

**	Redemption fee may apply (Note 1)

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2018

(Unaudited)

Investment Income:
Dividends (net of $297,756 foreign taxes withheld)	$470,361

Total Investment Income	470,361

Expenses:
Management fee (Note 4)	554,001
Transfer agent fees	202,602
Administration and accounting fees	111,166
Legal fees	46,977
Custodian fees	30,468
Registration fees	27,002
Postage and printing fees	25,767
Compliance service fees	25,294
Trustees fees (Note 5)	14,366
Audit fees	10,811
Insurance fees	7,637
12b-1 fees (Investor Shares) (Note 4)	4,167
Other expenses	10,409

Total Expenses	1,070,667

Net Investment Loss	(600,306)

Net Realized and Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:

Realized Gain/(Loss) from Investments and Foreign Currency Related Transactions (Notes 2B & 6):
Net realized gain from investments	6,843,297
Net realized loss from foreign currency transactions	(1,953)

Net Realized Gain	6,841,344

Net Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Related Translations:
Net change in unrealized appreciation/(depreciation) on investments	(11,448,708)
Net change in unrealized appreciation/(depreciation) on foreign currency translations	(3,868)

Net change in unrealized appreciation/(depreciation)	(11,452,576)

Net Realized and Unrealized Gain on Investments and Foreign Currency Related Translations	(4,611,232)

Net Decrease in Net Assets Resulting from Operations	$(5,211,538)

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended June 30, 2018 (Unaudited)	For the Year Ended December 31, 2017

Investment Activities:
Net investment income/(loss)	$(600,306)	$3,365,250
Net realized gain from investments and foreign currency transactions	6,841,344	5,010,209
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	(11,452,576)	29,576,946

Net increase/(decrease) in net assets resulting from operations	(5,211,538)	37,952,405

Distributions to Shareholders:
Class A Shares:
Distributions from net investment income	—	(3,744,662)
Distributions from realized gain on investments	—	(4,704,780)
Investor Shares:
Distributions from net investment income	—	(52,070)
Distributions from realized gain on investments	—	(73,153)

Total distributions to shareholders	—	(8,574,665)

Capital Share Transactions:
Net increase/(decrease) in net assets from capital share transactions (Note 3)	(14,502,993)	1,880,137

Total Increase in Net Assets	(19,714,531)	31,257,877

Net Assets:
Beginning of the period	213,079,428	181,821,551

End of the period*	$193,364,897	$213,079,428

*	Includes distributions in excess of net investment income of $(850,329) and $(250,023) for the period ended 06/30/18 and year ended 12/31/17, respectively.

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND*

FINANCIAL HIGHLIGHTS

STATEMENT OF PER SHARE INCOME AND CAPITAL CHANGES

For a share outstanding throughout each period

Class A Shares	(Unaudited) Six Months Ended June 30,				For the Years Ended December 31,
	2018		2017		2016		2015		2014	2013

Net asset value at the beginning of period	$55.54		$47.78		$46.46		$46.87		$46.93	$36.40

Investment Operations
Net investment income/(loss)	(0.16)	**	0.90	**	0.54	**	0.77	**	0.56	0.58
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	(1.14)		9.18		2.55		(0.39)		0.81	10.53

Total from investment operations	(1.30)		10.08		3.09		0.38		1.37	11.11

Distributions
From net investment income	—		(1.03)		(0.67)		(0.79)		(0.63)	(0.58)
From net realized gains	—		(1.29)		(1.10)		—		(0.80)	—

Total distributions	—		(2.32)		(1.77)		(0.79)		(1.43)	(0.58)

Net asset value at end of period	$54.24		$55.54		$47.78		$46.46		$46.87	$46.93

Total return (Sales load not reflected)	(2.34)%		21.08%		6.66%		0.82%		2.91%	30.52%
Net assets, end of the period (in thousands)	$189,866		$209,804		$179,974		$177,745		$175,843	$175,101
Ratio of expenses to average net assets	1.08%	***	1.07%		1.12%		1.15%		1.08%	1.12%
Ratio of net investment income to average net assets	(0.61)%	***	1.64%		1.12%		1.55%		1.07%	1.34%
Portfolio turnover	10.80%		11.31%		30.44%		37.14%		67.04%	24.01%
Number of shares outstanding at end of the period	3,500,529		3,777,599		3,766,734		3,825,379		3,751,972	3,731,230

*

The Fund acquired all of the assets and liabilities of New Alternatives Fund, Inc. (the “Predecessor Company”) in a reorganization on November 14, 2014. The Predecessor Company’s performance and financial history have been adopted by the Fund and will be used going forward. As a result, the information prior to November 14, 2014 reflects that of the Predecessor Company.

**	The selected per share data was calculated using the average shares outstanding method for the period.
***	Annualized

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND

FINANCIAL HIGHLIGHTS

STATEMENT OF PER SHARE INCOME AND CAPITAL CHANGES

For a share outstanding throughout each period

Investor Shares	(Unaudited) Six Months Ended June 30, 2018		Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015*
Net asset value at the beginning of period	$55.41		$47.71	$46.39	$46.87

Investment Operations
Net investment income/(loss)**	(0.23)		0.76	0.42	0.62
Net realized and unrealized gain/(loss) on investments and
foreign currency related transactions	(1.13)		9.15	2.56	(0.36)

Total from investment operations	(1.36)		9.91	2.98	0.26

Distributions
From net investment income	—		(0.92)	(0.56)	(0.74)
From net realized gains	—		(1.29)	(1.10)	—

Total distributions	—		(2.21)	(1.66)	(0.74)

Net asset value at end of period	$54.05		$55.41	$47.71	$46.39

Total return	(2.46)%		20.76%	6.42%	0.56%
Net assets, end of the period (in thousands)	$3,499		$3,275	$1,848	$1,329
Ratio of expenses to average net assets	1.33%	***	1.32%	1.37%	1.40%
Ratio of net investment income to average net assets	(0.86)%	***	1.39%	0.87%	1.31%
Portfolio turnover	10.80%		11.31%	30.44%	37.14%
Number of shares outstanding at end of the period	64,730		59,105	38,727	28,653

*	Investor Shares inception date was December 31, 2014.
**	The selected per share data was calculated using the average shares outstanding method for the period.
***	Annualized

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2018

(Unaudited)

1) ORGANIZATION – New Alternatives Fund (the “Trust”) was organized as a Delaware statutory trust on June 12, 2014. The Trust currently offers one series of shares, also known as “New Alternatives Fund” (the “Fund”). The Fund is the successor to New Alternatives Fund, Inc. (the “Predecessor Company”), a New York corporation that commenced operations in 1982. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). On November 14, 2014, the Predecessor Company was reorganized into the Fund. The Fund was organized for the purpose of continuing the investment operations and performance history of the Predecessor Company and prior to the reorganization had no substantial assets or prior history of investment operations. The Fund currently offers two classes of shares: Class A Shares and Investor Shares. Class A Shares represent a continuance of the original class of shares offered by the Predecessor Company. Class A Shares are sold subject to a front-end sales charge. Class A Shares of the Fund do not have any distribution (i.e., Rule 12b-1) charges, service charges or redemption fees. Investor Shares are not subject to a sales charge but are subject to a 2.00% redemption fee imposed on any Investor Shares redeemed within sixty (60) days of their initial purchase. Any redemption fee imposed is retained by the Fund and is meant to deter short-term trading in Investor Shares and to offset any transaction and other costs associated with short-term trading. For the six months ended June 30, 2018, no redemption fees were imposed on the redemption of Investor Shares. Investor Shares are also subject to 12b-1 fees. The investment objective of the Fund is long-term capital appreciation, with income as a secondary objective. The Fund seeks to achieve its investment objective by investing in equity securities. The equity securities in which the Fund invests consist primarily of common stocks. Other equity securities in which the Fund may invest include Yield Cos, American Depositary Receipts, real estate investment trusts and publicly-traded master limited partnerships. The Fund makes investments in a wide range of industries and in companies of all sizes. The Fund invests in equity securities of both U.S. and foreign companies, and has no limitation on the percentage of assets invested in the U.S. or abroad. Under normal market conditions, at least 25% of the Fund’s total assets will be invested in equity securities of companies in the alternative energy industry. “Alternative Energy” means the production, conservation, storage and transmission of energy to reduce pollution and harm to the environment, particularly when compared to conventional coal, oil or nuclear energy.

2) ACCOUNTING POLICIES – The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to Investment Companies. The following is a summary of significant accounting policies followed by the Fund.

A. PORTFOLIO VALUATION – The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued based on the official closing price or the last reported sale price on national securities exchanges where they are primarily traded or on the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system as of the close of business on the day the

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2018

(Unaudited)

securities are being valued. That is normally 4:00 p.m. Eastern time. If there were no sales on that day or the securities are traded on other over-the-counter markets, the mean of the last bid and asked prices prior to the market close is used. Short-term debt securities having a remaining maturity of 60 days or less are valued based on amortized cost. Certificates of Deposit are valued at amortized cost, provided such amount approximates market value and are categorized in Level 2.

Non-U.S. equity securities are valued based on their most recent closing market prices on their primary market and are translated from the local currency into U.S. dollars using current exchange rates on the day of valuation. The Fund may hold securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As such, the Fund’s NAV may change on days when shareholders will not be able to purchase or redeem Fund shares.

If the market price of a security held by the Fund is unavailable at the time the Fund prices its shares at 4:00 p.m. Eastern time, the Fund will use the “fair value” of such security as determined in good faith by Accrued Equities, Inc., the Fund’s investment advisor, under methods established by and under the general supervision of the Trust’s Board of Trustees. The Fund may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchange on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. Certain foreign securities are fair valued by utilizing an external pricing service in the event of any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets. The Fund does not invest in unlisted securities.

The inputs and valuations techniques used to measure fair value of the Fund’s net assets are summarized into three levels as described in the hierarchy below:

●	Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 -

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 -	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2018

(Unaudited)

the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of June 30, 2018, in valuing the Fund’s assets carried at fair value:

	Total Value at 6/30/2018	Level 1 – Quoted Price	Level 2 – Significant Observable Inputs	Level 3 – Significant Unobservable Inputs

Common Stocks
Alternate Energy	$150,433,166	$149,231,706	$1,201,460	$—
Sustainable Energy Financial Services	9,677,500	9,677,500	—	—
Energy Conservation	6,657,350	6,657,350	—	—
Water Utilities	2,134,500	2,134,500	—	—
Energy Conservation & Energy Management	1,758,456	1,758,456	—	—
Transportation	710,825	710,825	—	—
Recycling & Waste Management	240,600	240,600	—	—
Warrants	—	—	0	—
Certificates of Deposit	500,000	—	500,000	—

Total	$171,612,397	$170,410,937	$1,201,460	$—

At the end of each calendar quarter, management evaluates the classification of Level 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

The Fund utilizes an external pricing service to fair value certain foreign securities in the event of any significant market movements between the time the Fund valued certain foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the hierarchy. Significant market movements were not deemed to have occurred at June 30, 2018, and therefore, the Fund did not utilize the external pricing service model

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2018

(Unaudited)

adjustments. Transfers in and out between Levels are based on values at the end of the period. The Fund did not hold any Level 3 categorized securities during the six months ended June 30, 2018.

B. FOREIGN CURRENCY TRANSLATION – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. If foreign currency translations are not available, the foreign exchange rate(s) will be valued at fair market value using procedures approved by the Trust’s Board of Trustees.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Foreign Securities – Investing in foreign securities (including depositary receipts traded on U.S. exchanges but representing shares of foreign companies) involves more risks than investing in U.S. securities. Risks of investing in foreign companies include currency exchange rates between foreign currencies and the U.S. dollar. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Brokerage commissions and other fees may be higher for foreign securities. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards as U.S. companies. These risks can increase the potential for losses in the Fund and affect its share price.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME – Security transactions are accounted for on the trade date (date order to buy or sell is executed). The cost of investments sold is determined by use of specific lots for both financial reporting and income tax purposes in determining realized gains and losses on investments.

D.INVESTMENT INCOME AND EXPENSE RECOGNITION – Dividend income is recorded as of the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2018

(Unaudited)

as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable diligence. Interest income, including amortization/accretion of premium and discount, is accrued daily. Expenses are accrued on a daily basis.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS – Dividends from net investment income and distributions from net realized capital gains, if any, will be declared and paid at least annually to shareholders and recorded on ex-date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

F. U.S.TAX STATUS – No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

G. USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

H. OTHER – In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

I.ALLOCATION – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

J. CASH – Cash represents amounts held on deposit with the Fund’s custodian bank. Balances at times may exceed federally insured limits.

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2018

(Unaudited)

3) SHARES OF BENEFICIAL INTEREST – There are unlimited, no par value shares of beneficial interest authorized. On June 30, 2018, the Fund’s total shares outstanding were 3,565,259. Aggregate paid-in capital including reinvestment of dividends was $179,574,842. Transactions in shares of beneficial interest were as follows:

	For the Six Months Ended June 30, 2018		For the Year Ended December 31, 2017
	Shares	Amount	Shares	Amount

Class A Shares
Shares of beneficial interest sold	60,551	$ 3,262,162	240,959	$ 13,232,296
Reinvestment of distributions	—	—	134,297	7,461,068
Redemptions	(337,621)	(18,072,000)	(364,391)	(19,964,816)
Capital contribution	—	—	—	3,192*

Net Increase (Decrease)	(277,070)	$(14,809,838)	10,865	$ 731,740

	For the Six Months Ended June 30, 2018		For the Year Ended December 31, 2017
	Shares	Amount	Shares	Amount

Investor Shares
Shares of beneficial interest sold	7,526	$ 408,001	27,897	$1,544,328
Reinvestment of distributions	—	—	2,208	122,367
Redemptions	(1,901)	(101,156)	(9,727)	(518,333)
Capital contribution	—	—	—	35*

Net Increase	5,625	$ 306,845	20,378	$1,148,397

*	During the fiscal year ended December 31, 2017, the Fund was reimbursed $3,227 by BNY Mellon Investment Servicing (U.S.), Inc. for losses incurred on the cost of correcting the Fund’s net asset value.

4) MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES – Accrued Equities, Inc. (“Accrued Equities” or the “Advisor”), an SEC registered investment advisor and broker-dealer, serves as investment advisor to the Fund pursuant to an Investment Advisory Agreement, and as an underwriter (but not a principal underwriter) of the Fund’s shares pursuant to a Sub-Distribution Agreement. For it’s investment advisory services, the Fund pays Accrued Equities an annual management fee of 1.00% of the first $25 million of average daily net assets; 0.50% of the next $475 million of average daily net assets; and 0.40% of average daily net assets more than $500 million. The Fund incurred management fees of $554,001 for the six months ended June 30, 2018.

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2018

(Unaudited)

The Fund pays no remuneration to two of its trustees, David J. Schoenwald and Murray D. Rosenblith, who are also officers or employees of Accrued Equities.

Foreside Funds Distributors LLC (the “Distributor”) serves as the principal underwriter of the Fund pursuant to a Distribution Agreement for the limited purpose of acting as statutory underwriter to facilitate the distribution of shares of the Fund. The Distributor has entered into a Sub-Distribution Agreement with Accrued Equities. Effective May 1, 2017, the Fund charges a maximum front-end sales charge of 3.50% on most new sales of the Fund’s Class A Shares. Prior to May 1, 2017, the Fund charged a maximum front-end sales charge on Class A Shares of 4.75%. Of this amount, the Distributor and Accrued Equities receive the net underwriter commission and pay out the remaining sales commission to other brokers who actually sell new Class A Shares. Their share of the sales commission may vary. The aggregate underwriter commissions on all sales of Class A Shares of the Fund during the six months ended June 30, 2018 was $9,052, and the amounts received by the Distributor and Accrued Equities were $3,017 and $6,035, respectively. The Distributor and Accrued Equities are also entitled to receive sales commissions for the sale of Class A Shares. For the six months ended June 30, 2018, the Distributor and Accrued Equities received $1,783 and $8,426 in sales commissions, respectively, for the sale of Class A Shares of the Fund. Underwriter commissions and sales commissions received by the Distributor are set aside by the Distributor and used solely for distribution-related expenses.

Investor Shares of the Fund are not subject to a sales charge. The Fund has adopted a distribution plan (the “Rule 12b-1 Plan”) for its Investor Shares in accordance with the requirements of Rule 12b-1 under the 1940 Act. The Rule 12b-1 Plan provides that the Fund may pay a fee to Accrued Equities, the Distributor, or certain broker-dealers, investment advisers, banks or other financial institutions at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Investor Shares to finance certain activities primarily intended to sell such Investor Shares. For the six months ended June 30, 2018, 12b-1 Fees of $4,167 were accrued by the Investor Shares of the Fund.

5) TRUSTEES’ FEES – For the six months ended June 30, 2018, the Fund paid trustees’ fees of $31,000 to its Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”).

Each Independent Trustee receives an annual fee of $7,000 for their services as an Independent Trustee of the Trust. As Vice-Chairperson of the Trust’s Board of Trustees, Sharon Reier receives an additional annual fee of $1,000. Each member of the Audit Committee receives an additional $500 annual fee and Susan Hickey, Chairperson of the Audit Committee, receives an additional annual fee of $500. The Independent Trustees also receive reimbursement of “coach” travel expenses to attend Board Meetings. The Trustees and Officers of the Trust who are officers and employees of the Advisor do not receive compensation from the Fund for their services and are paid for their services by the Advisor. The Fund’s Chief Compliance Officer is not an officer or employee of the Advisor and is compensated directly by the Fund for his services.

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2018

(Unaudited)

6) PURCHASES AND SALES OF SECURITIES – For the six months ended June 30, 2018, the aggregate cost of securities purchased totaled $19,809,273. Net realized gains (losses) were computed on a specific lot basis. The proceeds received on sales of securities for the six months ended June 30, 2018 was $41,866,026.

7) FEDERAL INCOME TAX INFORMATION – At June 30, 2018, the federal tax basis cost and aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Cost of investments for tax purposes	$163,087,188

Unrealized appreciation for tax purposes	$20,795,190
Unrealized depreciation for tax purposes	(11,769,981)

Net unrealized appreciation on investments and foreign currency translation	$9,025,209

The tax character of distributions paid during 2017 and 2016 was as follows:

Distributions paid from:	2017	2016
Ordinary Income	$3,796,765	$2,464,955
Long-Term Capital Gains	4,777,900	4,065,959

	$8,574,665	$6,530,914

For federal income tax purposes, distributions from net investment income and short-term capital gains are treated as ordinary income dividends.

The following permanent differences as of December 31, 2017, attributable to transactions involving foreign securities and currencies and investments in partnerships were reclassified to the following accounts:

Accumulated Net Realized Loss	$(192,558)
Distributions in Excess of Net Investment Income	192,558

As of December 31, 2017, the components of distributable earnings (deficit) on a tax basis were as follows:

Overdistributed Ordinary Income	$(250,023)
Net Unrealized Appreciation on
Investments and Foreign Currency Translations*	19,251,616

$19,001,593

*    The primary difference between distributable earnings on a book and tax basis is due to wash sale losses, investments in partnerships and other book tax cost differences.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2018

(Unaudited)

tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

8) SUBSEQUENT EVENTS – Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there was the following subsequent event:

NEW ALTERNATIVES FUND

OTHER INFORMATION

(Unaudited)

1) PROXY VOTING – The Fund has proxy voting policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities held by the Fund which are available: (1) without charge, upon request by calling the Fund at 800-423-8383 and (2) on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent twelve-month period ended June 30 is available on Form N-PX: (1) without charge, upon request, by calling the Fund at 800-423-8383 and (2) on the SEC’s website at http://www.sec.gov.

2) QUARTERLY PORTFOLIO SCHEDULES – The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Form N-Q’s are available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling 1-800-SEC-0330.

3) RE-APPROVAL OF INVESTMENT ADVISORY AGREEMENT – Accrued Equities serves as the investment advisor to the Fund. The Board of Trustees most recently approved the continuance of the Investment Advisory Agreement between the Fund and the Advisor (the “Advisory Agreement”) at a regular meeting of the Board of Trustees held on March 2, 2018. The March 2, 2018 regular meeting of the Board of Trustees was called, in part, to act upon the continuance of such Advisory Agreement. At this meeting, the Board of Trustees approved the continuance of such Advisory Agreement for a period of one year beginning March 31, 2018. This approval by the Board of Trustees included the approval by a majority of the Independent Trustees, and by a majority of the entire Board.

The Advisor previously served as the investment adviser to the Predecessor Company, a New York corporation that commenced operations in 1982. On November 14, 2014, the Predecessor Company was reorganized into the Fund. The Fund was organized to continue the investment operations and performance history of the Predecessor Company.

Prior to the meeting, the Board received and reviewed certain materials concerning the Advisory Agreement. The materials included: (i) a memorandum prepared by independent counsel setting forth the Board’s fiduciary duties, responsibilities and the factors they should consider in their evaluation of the renewal of the Advisory Agreement; (ii) a copy of the Advisory Agreement; (iii) a copy of Form ADV, Part I for the Advisor; (iv) audited financial information for the Advisor for its fiscal year ended December 31,2017; (v) a certification from the Advisor that it has a compliance program in place; (vi) an organizational chart for the Advisor; and (vii) a copy of the Advisor’s responses to a request for information necessary to evaluate the terms of the Advisory Agreement (the “Advisor Questionnaire”).

The Board noted that some of the information received in the Board materials referred to the historical relationship between the Advisor and the Predecessor Company.

NEW ALTERNATIVES FUND

OTHER INFORMATION

(Unaudited)

The Advisor Questionnaire provided to the Board contained detailed information concerning the Advisor and the Advisory Agreement, including: (i) information on the Advisor’s business and services; (ii) information concerning the employees of the Advisor who service the Fund; (iii) information on the Advisor’s investment process; (iv) performance information comparing the Fund and the Predecessor Company to other, similar mutual funds and to the Fund’s benchmark index; (v) information on the Advisor’s trading and brokerage practices; (vi) information concerning investment advisory fees paid to the Advisor by the Fund; (vii) information concerning other fees earned by the Advisor with respect to its relationship with the Fund, such as net underwriting fees and sales commissions for the sale of the Fund’s shares; (viii) information concerning investment advisory fees and total operating expenses as a percentage of net assets paid by the Fund and other, similar mutual funds; and (ix) other information concerning the Advisor such as information concerning its compliance procedures, code of ethics and insurances.

At the meeting, the Board was provided a copy of the Advisor’s compliance manual and the opportunity to speak with the Advisor’s Chief Compliance Officer and the Trust’s Chief Compliance Officer.

It was noted that the Independent Trustees were represented by independent counsel.

The Board of Trustees, including a majority of the Independent Trustees, decided to approve the renewal of the Advisory Agreement for a one year period commencing March 31, 2018 based upon their evaluation of: (i) the long-term relationship between the Advisor and the Fund, including the Predecessor Company; (ii) the Advisor’s commitment to the Fund’s investment objectives and its socially responsible investment policies, and the Advisor’s ability to manage the Fund’s portfolio in a manner consistent with those objectives and policies; (iii) the depth of experience and expertise of the Advisor with regard to the alternative energy market; (iv) the nature, extent and quality of the services provided; (v) the historical performance of the Fund, including the Predecessor Company; and (vi) the costs of the services provided and the profitability of the Advisor from its relationship with the Fund.

In general, the Independent Trustees considered it to be most significant that the proposed investment advisory arrangements would assure a continuity of relationships to service the Fund. The Board also noted that the Advisor continued to provide investment advisory services exclusively to the Fund and that the firm has been committed to alternative energy investing since the Predecessor Company’s inception over 30 years ago.

The Board considered the nature, quality and scope of the investment advisory services that had been provided to the Fund and the Predecessor Company by the Advisor in the past and the services that are expected to continue in the future. Further, the Board considered the Advisor’s personnel assigned to service the Fund. Based upon information provided by the Advisor, the Board determined that the Advisor’s current staffing was adequate to meet the Fund’s needs. The Board also concluded that the nature, quality and scope of the investment advisory services provided by the Advisor were very good.

NEW ALTERNATIVES FUND

OTHER INFORMATION

(Unaudited)

The Board considered the performance results of the Fund (including the Predecessor Company) over various time periods. They reviewed information comparing the Fund’s performance with the performance of other, similar mutual funds and with its broad-based benchmark index. The Fund’s industry peer group was comprised of two other socially responsible mutual funds with an international scope and an interest in the environment and clean energy. The Board reviewed the Fund’s performance both with the sales load factored in and without the sales load. This was done because some of the Fund’s industry peer group and the broad-based benchmark index did not have sales loads. Both classes of the Fund’s shares performed comparably to its industry peer group and the broad-based benchmark index. It was noted that the performance of the Fund’s Class A Shares, when calculated using the maximum applicable sales charge, lagged the Fund’s industry peer group and the broad-based benchmark index. It was also noted that the Fund’s Investor Shares only had three years of performance history. The Board was pleased with the Fund’s performance.

The Board considered the investment advisory fees and other expenses paid by the Fund directly and in comparison to information regarding the fees and expenses incurred by the Fund’s industry peer group. The Board noted that the investment advisory fee for the Fund had break points that lowered the investment advisory fee rate as Fund assets reached certain levels. The Board also noted that the other comparable funds in its industry peer group were each subject to an expense limitation cap but that the Fund’s expense ratio reflected total gross expenses without any waivers or expense reimbursements. The Advisor’s investment advisory fee as a percentage of average net assets, giving effect to the breakpoint fee schedule, was significantly lower than that of its industry peers. In addition, total annual fund operating expenses of the Fund were comparable to or lower than that of its industry peer group. Based on the foregoing, the Board determined that the investment advisory fee was appropriate.

The Independent Trustees reviewed and discussed other aspects of the Advisor, such as the profitability of the Advisor, the benefits each party received from their long-term relationship, the Advisor’s entrepreneurial risks, and the fact that the Advisor received other compensation from the relationship. The audited financial information provided by the Advisor indicated that the Advisor was well capitalized and profitable.

The Board noted that the Advisor was also a registered broker-dealer and was eligible to receive underwriting fees and sales commissions on the sale of Fund shares, as well as fees from the Investor Shares’ Rule 12b-1 plan. The Advisor did not receive any Rule 12b-1 fees from the Investor Shares during the fiscal year ended December 31, 2017. The Board noted that two of the trustees, David J. Schoenwald and Murray D. Rosenblith, were directors and/or officers of the Advisor. The Board also noted that Mr. Schoenwald was the owner of the Advisor and would benefit by the approval of the investment advisory and underwriting agreements, and the Rule 12b-1 plan.

The Board reviewed the Advisor’s brokerage policies noting that the Advisor does not engage in any directed brokerage or soft dollar transactions. Best price and execution were the Advisor’s brokerage criteria.

NEW ALTERNATIVES FUND

OTHER INFORMATION

(Unaudited)

In their deliberations, the Board did not rely upon comparisons of the services to be rendered and the amounts to be paid under the contract with those under other investment advisory contracts, such as contracts of the same and other investment advisers with other registered investment companies or other types of clients (e.g., pension funds and other institutional investors). These factors were considered not to be relevant in a situation where the Board were determining whether to re-approve the agreement with an existing entity on the same terms and conditions. Such factors would be relevant to considering and approving new investment advisory agreements with other investment advisory entities. In addition, the Advisor does not service any other investment advisory accounts.

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Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrant, which is an open-end management investment company.

Item 6. Investments.

(a)	The full Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to Registrant, which is an open-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to Registrant, which is an open-end management investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to Registrant, which is an open-end management investment company.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

Based on his evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) as of a date within 90 days of the filing date of this report, the Registrant’s principal executive officer and principal financial officer has concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to him by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	New Alternatives Fund

By (Signature and Title)*	/s/ David J. Schoenwald
David J. Schoenwald, President and Treasurer
(principal executive officer)

Date	August 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David J. Schoenwald
David J. Schoenwald, President and Treasurer
(principal executive officer)

Date	August 29, 2018

* Print the name and title of each signing officer under his or her signature.